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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 12, 2002




                            LUCENT TECHNOLOGIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                  1-11639                                  22-3408857
          (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)


600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                 07974
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (908) 582-8500
                         (REGISTRANT'S TELEPHONE NUMBER)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS


        On March 12, 2002, the registrant issued the press release, attached hereto as Exhibit 99.1.

     EXHIBITS.

        Exhibit 99.1 Press Release of Lucent Technologies Inc. dated March 12, 2002.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LUCENT TECHNOLOGIES INC.

                                        /s/ John A. Kritzmacher
                                        --------------------------
                                        Name:  John A. Kritzmacher
                                        Title: Senior Vice President and
                                               Corporate Controller

Dated:  March 12, 2002

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                                  EXHIBIT INDEX


           Exhibit 99.1 Press Release of Lucent Technologies Inc. dated March 12, 2002.